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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 13, 2001


                              GOODRICH CORPORATION
               (Exact Name of Registrant as Specified in Charter)






New York                     1-892                      34-0252680
(State or Other           (Commission                   (IRS Employer
Jurisdiction of           File Number)                  Identification No.)
 Incorporation)

                              Four Coliseum Centre
                              2730 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000




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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          None.

     (b)  Pro Forma Financial Information

          None.

     (c)  Exhibits

          Exhibit 99.1 Goodrich Corporation Press Release dated December 13, 2001 titled "Goodrich Expects Improved 2001 Results and 2002 Outlook".


ITEM 9.   REGULATION FD DISCLOSURE

          On December 13, 2001, Goodrich Corporation issued a press release announcing that it expects improved 2001 and 2002 results and that it has made significant progress on the spin-off of its Engineered Industrial Products business. A copy of such press release is included as Exhibit 99.1 hereto.

          An investor conference call to discuss the press release will take place at 11:00 a.m. Eastern time on December 14, 2001 and will be webcast and accessible via the Company's website (www.goodrich.com).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     GOODRICH CORPORATION
                                                     (Registrant)


Date:  December 13, 2001                    By:   /s/ Kenneth L. Wagner
                                                     ---------------------------
                                                     Kenneth L. Wagner
                                                     Assistant Secretary


















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